                                                                    Exhibit 99.1
                        PRO FORMA FINANCIAL INFORMATION

                                     INDEX

                                                                        PAGE
                                                                        ----

Description of Pro Forma Financial Information                          P-2

Unaudited Pro Forma Consolidated Condensed Balance

 Sheet as of September 30, 2000                                         P-3

Unaudited Pro Forma Consolidated Condensed Statement of                 P-4
 Operations for the Nine Months ended September 30, 2000

Unaudited Pro Forma Consolidated Condensed Statement of                 P-5
 Operations for the Year ended December 31, 1999

Notes to Unaudited Pro Forma Financial Information                      P-6

                        PRO FORMA FINANCIAL INFORMATION

     The accompanying pro forma financial information gives effect to the sale of the the broadband subscriber management software business of the Company's CAISSoft subsbidiary to Cisco Systems, Inc. as if such transaction had been consummated on September 30, 2000 in the case of the Unaudited Pro Forma Consolidated Condensed Balance Sheet of CAIS Internet, Inc., and on January 1, 1999 in the case of the Unaudited Pro Forma Consolidated Condensed Statements of Operations of CAIS Internet, Inc. The pro forma consolidated condensed financial information is presented for illustrative purposes only and is not necessarily indicative of what CAIS Internet, Inc.'s actual financial position and results of operations would have been had the above-referenced transaction been consummated as of the above-referenced dates or of the financial position or results of operations that may be reported by CAIS Internet, Inc. in the future.

     The following data should be read in conjunction with CAIS Internet, Inc.'s Consolidated Financial Statements and related notes included in CAIS Internet, Inc.'s Form 10-K, Form 10-Q's and related notes included elsewhere herein.

                              CAIS INTERNET, INC.
           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                           As of September 30, 2000
                                (in thousands)

                                                                              Pro Forma Adjustments
                                                                   --------------------------------------------
                                                                                    CAISSoft            Gain             Pro Forma
                                                   CAIS Internet    CAISSoft (1)    Retained (2)    Adjustments (3)    CAIS Internet
                                                  --------------   ---------       ---------        -----------        -------------
Current assets
      Cash and cash equivalents                   $  10,078        $     396       $     396          $ 101,784         $  111,862
      Accounts receivable, net of allowance for
       doubtful accounts                             11,003            2,020           2,020                  -             11,003
      Prepaid expenses and other current assets       7,407            1,196           1,196                  -              7,407
                                                  ---------        ---------        --------          ---------         ----------
           Total current assets                      28,488            3,612           3,612            101,784            130,272

Property and equipment, net                         238,649            4,542           1,136                  -            235,243
Deferred debt financing costs, net                    1,130                -               -                  -              1,130
Intangible assets and goodwill, net                  51,836           26,990 (4)       2,699 (5)              -             27,545
Receivable from officers                                450                -               -                  -                450
Other assets                                         10,017              599             599                  -             10,017
                                                  ---------        ---------        --------          ---------         ----------

           Total assets                           $ 330,570        $  35,743        $  8,046          $ 101,784         $  404,657
                                                  =========        =========        ========          =========         ==========
Current liabilities
      Accounts payable and accrued expenses       $ 111,807        $  14,822       $  14,322          $   1,750         $  113,057
      Obligations under capital lease                     -                -               -                  -                  -
      Current portion of long-term debt              39,927                -               -                  -             39,927
      Unearned revenues                               1,450              103             103                  -              1,450
                                                  ---------        ---------       ---------          ---------         ----------
           Total current liabilities                153,184           14,925          14,425              1,750            154,434

Other long-term liabilities                             648               40              40                  -                648
                                                  ---------        ---------       ---------          ---------         ----------

           Total liabilities                        153,832           14,965          14,465              1,750            155,082
                                                  ---------        ---------       ---------          ---------         ----------

Series C cumulative mandatory redeemable
 convertible preferred stock                         15,000                -               -                  -             15,000
                                                  ---------        ---------       ---------          ---------         ----------
Series D cumulative mandatory redeemable
 convertible preferred stock                        103,394                -               -                  -            103,394
                                                  ---------        ---------       ---------          ---------         ----------
Series F cumulative mandatory redeemable
 convertible preferred stock                         40,467                -               -                  -             40,467
                                                  ---------        ---------       ---------          ---------         ----------
Series G cumulative mandatory redeemable
 convertible preferred stock                         20,350                -               -                  -             20,350
                                                  ---------        ---------       ---------          ---------         ----------

Put warrants                                          1,267                -               -                  -              1,267
                                                  ---------        ---------       ---------          ---------         ----------
Commitments and contingencies

Stockholders' (deficit) equity
      Common stock                                      242                -               -                  -                242
      Additional paid-in capital                    223,580                -               -                  -            223,580
      Warrants outstanding                           54,702                -               -                260             54,692
      Deferred compensation                          (1,431)               -               -                  -             (1,431)
      Treasury stock                                (17,073)               -               -                  -            (17,073)
      Accumulated deficit                          (263,760)          20,778          (6,419)            99,774           (191,183)
                                                  ---------        ---------       ---------          ---------         ----------
           Total stockholders' (deficit) equity      (3,740)          20,778          (6,419)           100,034             69,097
                                                  ---------        ---------       ---------          ---------         ----------

           Total liabilities and stockholders'
            (deficit) equity                      $ 330,570        $  35,743       $   8,046          $ 101,784         $  404,657
                                                  =========        =========       =========          =========         ==========

The accompanying notes are an integral part of these pro forma consolidated condensed statements.

                              CAIS INTERNET, INC.

      Unaudited Pro Forma Consolidated Condensed Statement of Operations

                 For the Nine Months Ended September 30, 2000

                    (in thousands except per share amounts)

                                                                                     Pro Forma Adjustments
                                                                                  --------------------------
                                                                                                    CAISSoft         Pro Forma
                                                                 CAIS Internet    CAISSoft (6)      Retained (7)   CAIS Internet
                                                                 -------------    --------          --------       -------------
Net revenues:
     Services                                                    $    16,604      $    1,013        $    742       $      16,333
     Software                                                          3,262           3,262           1,594               1,594
     Equipment                                                         6,733           2,287           1,677               6,123
                                                                 -----------      ----------        --------       -------------
          Total net revenues                                          26,599           6,562           4,013              24,050
                                                                 -----------      ----------        --------       -------------


Cost of revenues:
     Services
     Software                                                         20,160             220             117              20,057
     Equipment                                                             -               -               -                   -
                                                                       4,346           1,393           1,176               4,129
                                                                 -----------      ----------        --------       -------------
          Total cost of revenues                                      24,506           1,613           1,293              24,186
                                                                 -----------      ----------        --------       -------------

Operating expenses:
     Selling, general and administrative                              63,550           5,498           2,316              60,368
     Research and development                                          3,984           3,253               -                 731
     Depreciation and amortization                                    24,456          10,947           1,146              14,655
     Non-cash compensation                                             1,242               -               -               1,242
     Treasury stock premium and stock charges                         10,348               -               -              10,348
     Fair value of stock issued to third party for services              190               -               -                 190
                                                                 -----------      ----------        --------       -------------
          Total operating expenses                                   103,770          19,698           3,462              87,534
                                                                 -----------      ----------        --------       -------------

Loss from operations                                                (101,677)        (14,749)           (742)            (87,670)

Interest income (expense), net:
     Interest income                                                   2,039              14               -               2,025
     Interest expense                                                 (2,355)              -               -              (2,355)
                                                                 -----------      ----------        --------       -------------
          Total interest income (expense), net                          (316)             14               -                (330)
                                                                 -----------      ----------        --------       -------------

Net loss                                                             101,993)        (14,735)           (742)            (88,000)
     Dividends and accretion on preferred stock                      (74,591)              -               -             (74,591)
                                                                 -----------      ----------        --------       -------------
Net loss attributable to common stockholders                     $   176,584)        (14,735)       $   (742)      $    (162,591)
                                                                 ===========      ==========        ========       =============
Basic and diluted loss per share:
     Loss attributable to common stockholders                    $     (7.64)                                      $       (7.03)
                                                                 ===========                                       =============
Basic and diluted weighted-average shares outstanding                 23,117                                              23,117
                                                                 ===========                                       =============

The accompanying notes are an integral part of these pro forma consolidated condensed statements.

                              CAIS INTERNET, INC.

      Unaudited Pro Forma Consolidated Condensed Statement of Operations

                     For the Year Ended December 31, 1999

                    (in thousands except per share amounts)


                                                                                     Pro Forma Adjustments
                                                                                   -------------------------
                                                                                                     CAISSoft         Pro Forma
                                                                  CAIS Internet       CAISSoft (6)   Retained (7)   CAIS Internet
                                                                  -------------      ----------     ---------       -------------
Net revenues:
      Services                                                    $       8,598      $     259      $     100       $       8,439
      Equipment                                                           2,186          2,086          1,953               2,053
                                                                  -------------      ---------      ---------       -------------
            Total net revenues                                           10,784          2,345          2,053              10,492
                                                                  -------------      ---------      ---------       -------------
Cost of revenues:
      Services                                                            7,856             81             11               7,786
      Equipment                                                           1,833          1,618          1,590               1,805
                                                                  -------------      ---------      ---------       -------------
            Total cost of revenues                                        9,689          1,699          1,601               9,591
                                                                  -------------      ---------      ---------       -------------

Operating expenses:
      Selling, general and administrative                                39,693          1,816            392              38,269
      Research and development                                            1,593            829              -                 764
      Depreciation and amortization                                       7,666          4,734            485               3,417
      Non-cash compensation                                               4,892              -              -               4,892
      Fair value of stock issued to third party for services                723              -              -                 723
                                                                  -------------      ---------      ---------       -------------
            Total operating expenses                                     54,567          7,379            877              48,065
                                                                  -------------      ---------      ---------       -------------

Loss from operations                                                    (53,472)        (6,733)          (425)            (47,164)

Interest income (expense), net:
      Interest income                                                     2,419              -              -               2,419
      Interest expense                                                   (1,384)             -              -              (1,384)
                                                                  -------------      ---------      ---------       -------------
            Total interest income (expense), net                          1,035              -              -               1,035
                                                                  -------------      ---------      ---------       -------------

Loss from continuing operations                                         (52,437)        (6,733)          (425)            (46,129)
      Loss from discontinued operations                                    (340)             -              -                (340)
                                                                  -------------      ---------      ---------       -------------

Loss before extraordinary item                                          (52,777)        (6,733)          (425)            (46,469)
      Extraordinary item -- early extinguishment of debt                   (551)             -              -                (551)
                                                                  -------------      ---------      ---------       -------------

Net loss                                                                (53,328)        (6,733)          (425)            (47,020)
      Dividends and accretion on preferred stock                         (4,520)             -              -              (4,520)
                                                                  -------------      ---------      ---------       -------------
Net loss attributable to common stockholders                      $     (57,848)     $  (6,733)     $    (425)      $     (51,540)
                                                                  =============      =========      =========       =============

Basic and diluted loss per share:
      Loss attributable to common stockholders before
         discontinued operations and extraordinary item           $       (3.37)                                      $       (2.99)
      Discontinued operations                                             (0.02)                                              (0.02)
      Extraordinary item                                                  (0.03)                                              (0.03)
                                                                  -------------                                       -------------
            Total                                                 $       (3.42)                                      $       (3.04)
                                                                  =============                                       =============
Basic and diluted weighted-average shares outstanding                    16,937                                              16,937
                                                                  =============                                       =============


The accompanying notes are an integral part of these pro forma consolidated condensed statements.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


     The pro forma financial information is based on the following assumptions and adjustments (amounts in thousands except share and per share amounts):

(1) Reflects the total assets and liabilities of the CAISSoft subsidiary including the assets being sold and retained, and the intangible assets from the Company's September 1999 purchase of CAISSoft (formerly Atcom, Inc.). On December 4, 2000, the Company closed on the sale of CAISSoft's broadband subscriber management software business to Cisco. The Company retained the kiosk (public terminal) operations of CAISSoft. Approximately 60 former CAISSoft employees transferred to Cisco while 16 employees remained with the Company.

(2) Reflects the assets and liabilities of the CAISSoft kiosk operations being retained by the Company. The Company retained all of the accounts receivable, accounts payable and accrued expenses of CAISSoft. Property and equipment was allocated based on the identifiable assets retained by the Company. The gain on the sale to Cisco will be based on the assets and liabilities as of December 4, 2000, rather than September 30, 2000.

(3) Reflects the proceeds from the sale of the CAISSoft assets to Cisco and related gain, estimated as follows:

        Proceeds from sale of operations to Cisco                $ 106,284
        Fees                                                        (4,500)
                                                                 ---------
        Subtotal                                                   101,784

        Net book value of total CAISSoft                           (20,778)
        Negative book value of CAISSoft assets retained             (6,419)
                                                                 ---------
        Gain on sale                                             $  74,587
                                                                 =========

     The Company incurred approximately $900 in bonus payments to former CAISSoft employees who transferred to Cisco. Additionally, the Company issued 350,000 options at an exercise price of $3.00 per share and an exercise life of five years to certain former CAISSoft employees who transferred to Cisco. The options have been valued at approximately $260 based on the Black-Scholes valuation model using the following assumptions: risk-free rate of 5.64 percent, no dividend yield, expected lives of five years, and expected volatility of 116 percent. The Company estimates its tax liability related to alternative minimum tax and state tax obligations for the gain on the sale to be approximately $850. The gain on the sale together with the related bonuses and options issued to CAISSoft employees and tax liability incurred in connection with closing the Cisco transaction have been excluded from the accompanying unaudited pro forma consolidated condensed statements of operations as such charges are one-time in nature and are incurred solely in connection with the Cisco transaction.

(4) Reflects the unamortized intangible assets of $26,990 as of September 30, 2000 from the Company's September 1999 purchase of CAISSoft (formerly Atcom, Inc.).

(5) Reflects the unamortized intangible assets of $2,699 as of September 30, 2000 of the CAISSoft operations retained by the Company. The value, at time of acquisition in September 1999, of the operations retained by the Company is estimated to be $4,257 of the total CAISSoft purchase consideration of $42,565.

     While the CAISSoft subsidiary has derived a majority of its revenues from the kiosk operations retained by the Company, the Company acquired CAISSoft to integrate its subscriber management software system into its hospitality and multi-family technical solutions. The Company may license the software from Cisco in the future at a cost to be negotiated. As the software license agreement provides for the Company to receive up to 1,500 royalty free, fully paid copies of IPORT software, the accompanying unaudited pro forma consolidated condensed statements of operations exclude IPORT software licensing costs as the Company has not exceeded the 1,500 limit.

(6) Reflects the total statement of operations of CAISSoft including the operations sold to Cisco.

(7) Reflects the statement of operations of the CAISSoft operations retained by the Company. Net revenues and costs of services are directly based on the product lines retained by the Company. Selling, general and administrative expenses have been allocated based on the salaries and related operational expenses of the CAISSoft employees retained by the Company.